UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 21, 2020

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 COLORADO AVENUE,	STUART	FL	34994
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    The disclosure provided under Item 5.02(c) below is incorporated herein by reference.

(c)    On January 21, 2020, the Boards of Directors of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) and its principal subsidiary, Seacoast National Bank (the “Bank”), appointed Julie Kleffel, 49, to serve as regional market president for Central Florida, effective January 21, 2020. Kleffel will now oversee both the small business and commercial banking teams in the Central Florida market. Currently serving as executive vice president and community banking executive for Seacoast, she leads the community banking group across the organization’s footprint. Ms. Kleffel retains these duties as she assumes her new role. As regional market president, Ms. Kleffel will focus on empowering local decision-making and further enhancing the customer experience in all areas of the Bank’s Central Florida operations, including 16 branches in Volusia, Seminole, Lake and Orange counties.

“Julie has a passionate and intuitive sense of customer service that she instills in her teams,” said Dennis S. Hudson, III, President and CEO of Seacoast. “With the tremendous growth the Bank is experiencing, we look to Julie to lead the Central Florida region in remaining true to our heritage as a Florida-based community bank, staying focused on growing and expanding the great customer relationships we have in the Central Florida community.”

Ms. Kleffel assumed her current community banking executive role in 2017. From October 2014 to January 2017, Ms. Kleffel served as Seacoast’s executive vice president and small business banking leader. She joined the Seacoast team in October 2014 when her previous employer, BankFIRST, was acquired by Seacoast. Ms. Kleffel does not have a familial relationship with any director or executive officer of the Company or the Bank and no related person transaction exists between the Company and Ms. Kleffel that would require disclosure herein.

Ms. Kleffel’s added role further strengthens Seacoast’s market level leadership focus in Orlando. Last year, Allen Brinkman joined Seacoast as market leader for Tampa Bay and Southwest Florida. Robert Barfield now serves as regional market leader for the Treasure Coast. Effective January 21, 2020, Charles K. Cross, Jr., executive vice president, will no longer serve as Seacoast’s commercial banking executive, which position has been eliminated. Instead, Mr. Cross will serve as the Company’s regional market leader for South Florida.

Item 8.01    Other Events

The disclosure provided under Item 5.02(c) above is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA (Registrant)

Date: January 24, 2020	/s/ Dennis S. Hudson, III
Dennis S. Hudson, III
Chief Executive Officer